SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 10, 2015

Community Bank Shares of Indiana, Inc.

(Exact Name of Registrant as Specified in Charter)

Indiana	0-25766	35-1938254
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 West Spring Street, New Albany, Indiana 47150

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code (812) 944-2224

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 10, 2015, the Board of Directors of Community Bank Shares of Indiana, Inc. amended its Amended and Restated Articles of Incorporation by filing Articles of Amendment with the Indiana Secretary of State’s office.  A copy of the Articles of Amendment that include the corrected date are attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Articles of Amendment change the Company’s name to Your Community Bankshares, Inc. effective July 1, 2015.  The Company is in the process of obtaining approval for the name change from NASDAQ and the Securities and Exchange Commission, but does not anticipate issues in obtaining approval prior to the effective date.  Additionally, the Company has applied to change its ticker symbol from “CBIN” to “YCB” effective with the name change on July 1, 2015.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit No. and Description

3.1 Community Bank Shares of Indiana, Inc. Articles of Amendment to Amended and Restated Articles of Incorporation changing the Company’s name to Your Community Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANK SHARES OF INDIANA, INC.

Date: June 16, 2015	By:	/s/ Paul A. Chrisco

Name: Paul A. Chrisco
Title: Chief Financial Officer